U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT

INVESTMENT COMPANY

Investment Company Act File Number 811-23447

A3 ALTERNATIVE INCOME FUND

(Exact name of registrant as specified in charter)

90 Madison Street, Suite 303

Denver, Colorado 80206

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (303) 997-9010

Corporation Trust Center

1209 Orange Street

Wilmington, Delaware 19801

(Name and address of agent for service)

Date of fiscal year end: September 30

Date of reporting period: March 31, 2021

Item 1. Report to Shareholders

A3 ALTERNATIVE INCOME FUND

(formerly A3 ALTERNATIVE CREDIT FUND)
AAACX

Semi-Annual Report

(Unaudited)

For the Six Months Ended March 31, 2021

A3 Alternative Income Fund, (AAACX)

Table of Contents
For the Period Ended March 31, 2021 (Unaudited)

Portfolio Manager Commentary	2
Schedule of Investments	4
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Statement of Cash Flows	11
Financial Highlights	12
Notes to Financial Statements	13
Other Information	25

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

www.a3.financial

A3 Alternative Income Fund, (AAACX)

Portfolio Manager Commentary
As of March 31, 2021 (Unaudited)

I.    Performance

In the first quarter of 2021, we renamed the A3 Alternative Income Fund (AAACX) (the “Fund”) to highlight the diversified income sources that are core to our non-traditional income strategy. It’s a new brand but the strategy and ticker remain the same. Our objective of building a non-correlated, income focused fund remains and we continue to favor short duration floating rate investments with low price sensitivity to interest rates.

The Fund had a net return of 1.40% for the month of March resulting in a -0.21% return for the first quarter 2021. Since inception (10/1/19), the Fund has a total net return of 8.34%. As of March month-end 73.36% of the portfolio holdings were U.S. Government Agency securities and cash equivalents, which have an “implied AAA rating” and carry the full faith and credit guarantee of the U.S. Government. We continue to see favorable opportunities in allocating capital towards high quality, high income assets with many such assets still trading at discounts to their net asset value (“NAV”).

In addition to an attractive risk adjusted yield, the portfolio has exhibited appealing correlation metrics. The Fund had a current 30-Day SEC yield of 4.96% subsidized and 1.33% unsubsidized as of quarter end. A3 Financial Investments, LLC (the “Advisor”) continues to subsidize the Fund for reimbursement of startup expenses. Since inception through March 2021 month end, the Fund has exhibited very low monthly correlations to both broad credit and equity indices. Correlations are measured from positive 1 to negative 1, with 0 signifying no correlation. The A3 Fund exhibited a very low, near zero, 0.08 correlation to the Bloomberg Barclays Global Fixed Income Aggregate index, a very low, near zero, 0.03 correlation to the Bloomberg Barclays US Corporate High Yield Bond Index and a low 0.27 correlation to the S&P 500 Index.

II.    Portfolio Review

Throughout 2020 we maintained a cautious credit outlook, in light of the severe global economic lockdown measures, which led to a strategic overweight of government insured cash flows which would not be subject to the same cash shortfalls caused by job loss or corporate revenue deterioration commonly associated with credit products. The 2021 rebound in the economy and a stabilization of credit fundamentals led us to diversify the asset class composition over the last quarter, while still favoring floating rate investments in an uncertain rate environment.

We have recently been able to capture opportunities by allocating towards several higher income assets that trade at discounts to their NAV, such as credit centric closed end funds and real estate investment trusts. This provides both asset appreciation potential and the benefits of cash flow. Our increased exposure to floating rate structured products, such as CLOs, provides downside protection via various forms of credit enhancement which work to insulate the principal investment while allowing for interest to drive return. With elevated interest rate uncertainty we see benefit in overweighting the portfolio’s exposure to floating rate underlying securities.

CLO and leveraged loan exposures, which consist of high cash flowing securities, contributed meaningfully to the Fund’s performance over the quarter. These investments provide exposure to thousands of underlying corporate loans across a diverse set of industries and are most often structured, floating rate, collateralized, senior secured positions. Overcollateralization and excess spread help to mitigate cash flow disruption within these structured investments. We have continued to grow this investment exposure where we find opportunities at discounts to their net asset values, and favor investments that have historically traded at compressed price-to-NAV multiples.

The largest percentage holding of the Fund offers access to floating rate reverse mortgages, which provides our investors with exposure to hundreds of thousands of residential homes across the country. This asset class is not only secured by property but also is accompanied by government guarantees which insure against default and late payment, attributes we believe provide downside protection. The Fund’s variable current yield and negative quarterly total return can be attributed to the decline in cash interest income resulting from historically outsized prepayment rates for the portfolio of reverse mortgage securities. We believe this is temporary and can be attributed to the combined adverse effects of heightened senior COVID related mortality as well as cash out refinancing recently made available from home price appreciation. Our expectation of a reversion to historical mean prepayment rate levels has not yet played out as housing turnover remains elevated. However, we believe that over time, on a seasonality adjusted basis, this scenario is likely to occur. We look ahead to what we anticipate will be an environment of refinance burnout and declining prepayments which have the potential to drive returns heading into the next several quarters.

A3 Alternative Income Fund, (AAACX)

Portfolio Manager Commentary
As of March 31, 2021 (Unaudited) (continued)

III.    Where We Go From Here

As U.S. and global interest rates persistently hover around all-time lows, and volatility in equity markets continues to soar, we see advisors increasingly in need of quality income solutions that deliver the right amount of relative value and risk-adjusted return. Within the visible horizon, we expect to see the interest income of the Fund’s investments driving return with the potential for dividend growth in corporate and real estate sectors where COVID-19 related dividend curtailment reverts to pre-crisis levels. Additionally, we anticipate the re-leveraging theme to continue which when accompanied by a steepening yield curve is likely to benefit net interest margins (NIM) and drive dividend yield growth.

In these times of ultra-low expected returns for traditional fixed income investments, alternative income presents a unique often uncorrelated source of alpha. This is a strategy that we believe offers quality income and total return potential in all markets and the ability to enhance diversification. On behalf of all of us at A3 Financial Investments, thank you for your continued trust, and we look forward to serving you in the years ahead.

Best Regards,
Gregg Bell

The A3 Alternative Income Fund is a continuously-offered, non-diversified, registered closed-end fund with limited liquidity. There is no guarantee the Fund will achieve its objective. An investment in the Fund should only be made by investors who understand the risks involved, who are able to withstand the loss of the entire amount invested and who can bear the risks associated with the limited liquidity of Shares. Important Risks: Shares are an illiquid investment. You should generally not expect to be able to sell your Shares (other than through the repurchase process), regardless of how the Fund performs. Although the Fund is required to implement a Share repurchase program only a limited number of Shares will be eligible for repurchase by the Fund.

An investment in the Fund is speculative, involves substantial risks, including the risk that the entire amount invested may be lost, and should not constitute a complete investment program. The Fund may leverage its investments by borrowing, use of swap agreements, options or other derivative instruments. The Fund is a newly-organized closed-end management investment company that has limited operating history and no public trading of its shares. The Fund is a non-diversified management investment company, meaning it may be more susceptible to any single economic or regulatory occurrence than a diversified investment company. In addition, the fund is subject to investment related risks of the underlying funds, general economic and market condition risk.

Alternative investments provide limited liquidity and include, among other things, the risks inherent in investing in securities, futures, commodities and derivatives, using leverage and engaging in short sales. The Fund’s investment performance depends, at least in part, on how its assets are allocated and reallocated among asset classes and strategies. transactions are subject to various counterparty risks. The counterparties to trans actions in over the-counter or “interdealer” markets are typically subject to lesser credit evaluation and regulatory oversight compared to members of “exchange-based” markets. This may increase the risk that a counterparty will not settle a transaction because of a credit or liquidity problem, thus causing the Fund to suffer losses. The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity.

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER THE FUND’S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER INFORMATION IS IN THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED FROM (877) 774-7724. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

Foreside Financial Services, LLC, distributor.

A3 Alternative Income Fund, (AAACX)

Schedule of Investments
As of March 31, 2021 (Unaudited)

Number of Shares		Value
	CLOSED-END FUNDS — 21.4%
9,000	Apollo Investment Corp.	$123,480
18,931	Eagle Point Income Co., Inc.	288,509
15,100	FS KKR Capital Corp.	299,433
13,100	FS KKR Capital Corp. II	255,843
32,698	OFS Capital Corp.	287,088
3,148	OFS Credit Co., Inc.	46,213
91,200	Oxford Lane Capital Corp.	574,560
99,576	PennantPark Investment Corp.	562,604
	TOTAL CLOSED-END FUNDS
	(Cost $2,418,599)	2,437,730

Principal Amount
	PREFERRED STOCKS — 1.6%
	FINANCIAL — 1.6%
$7,200	Oxford Lane Capital Corp. 6.250%, 2/28/2027,[1]	175,968
	TOTAL PREFERRED STOCKS
	(Cost $171,956)	175,968

Number of Shares
	REAL ESTATE INVESTMENT TRUSTS — 4.3%
7,405	AGNC Investment Corp.	124,108
11,100	New York Mortgage Trust, Inc.	49,617
43,774	Two Harbors Investment Corp	320,863
	TOTAL REAL ESTATE INVESTMENT TRUSTS
	(Cost $504,074)	494,588

Principal Amount
	SYNDICATED PARTICIPATIONS — 1.1%
	Global Merchant Cash, Inc.
$90,309	1.30, 6/22/2021[2,3,4,5,6]	17,538
29,967	1.39, 6/22/2021[2,3,4,5,6]	6,035
25,740	1.32, 7/11/2021[2,3,4,5]	20,379
28,167	1.30, 7/18/2021[2,3,4,5]	22,750
15,667	1.36, 8/11/2021[2,3,4,5]	12,441
4,364	1.39, 9/3/2021[2,3,4,5,6]	3,509
30,917	1.33, 9/23/2021[2,3,4,5]	23,917
29,927	1.30, 10/15/2021[2,3,4,5,6]	6,042
65,100	1.40, 12/21/2021[2,3,4,5,6]	13,020

See accompanying Notes to Financial Statements.

A3 Alternative Income Fund, (AAACX)

Schedule of Investments
As of March 31, 2021 (Unaudited) (continued)

Principal Amount		Value
	SYNDICATED PARTICIPATIONS (Continued)
	Global Merchant Cash, Inc. (Continued)
$6,230	1.35, 12/31/2021[2,3,4,5,6]	$1,994
	TOTAL SYNDICATED PARTICIPATIONS
	(Cost $281,558)	127,625

	U.S. GOVERNMENT AND AGENCIES — 68.3%
	COLLATERALIZED MORTGAGE OBLIGATIONS — 66.8%
	Government National Mortgage Association
585,150	1.741%, 10/20/2062[1,7,8]	28,398
3,156,075	1.667%, 5/20/2063[1,7,8]	148,467
4,191,134	1.678%, 5/20/2063[1,7,8]	295,619
1,728,429	1.312%, 6/20/2063[1,7,8]	91,456
2,119,010	1.168%, 8/20/2063[1,7,8]	61,239
1,896,761	1.467%, 3/20/2064[1,7,8]	85,052
1,655,365	1.472%, 5/20/2064[1,7,8]	108,029
1,386,802	1.532%, 10/20/2064[1,7,8]	80,936
1,564,173	1.559%, 11/20/2064[1,7,8]	111,561
789,073	2.539%, 4/20/2065[1,7,8]	52,577
2,695,874	2.590%, 6/20/2065[1,7,8]	211,164
1,332,246	2.167%, 7/20/2065[1,7,8]	80,509
445,294	2.444%, 7/20/2065[1,7,8]	40,348
744,572	1.612%, 9/20/2065[1,7,8]	49,173
1,041,440	1.906%, 9/20/2065[1,7,8]	87,247
767,500	1.732%, 1/20/2066[1,7,8]	54,323
903,319	1.589%, 2/20/2066[1,7,8]	68,592
1,021,013	2.319%, 4/20/2066[1,7,8]	93,366
1,209,902	2.488%, 6/20/2066[1,7,8]	103,574
1,926,160	1.623%, 9/20/2066[1,7,8]	109,677
1,671,015	1.863%, 10/20/2066[1,7,8]	116,824
1,369,281	2.319%, 10/20/2066[1,7,8]	114,606
6,506,550	2.038%, 12/20/2066[1,7,8,9]	511,098
626,143	2.470%, 1/20/2067[1,7,8]	58,783
3,648,972	2.199%, 2/20/2067[1,7,8,9]	356,029
1,211,415	2.004%, 4/20/2067[1,7,8]	86,733
1,953,889	2.240%, 6/20/2067[1,7,8]	172,012
1,872,083	1.998%, 8/20/2067[1,7,8]	140,481
779,733	2.296%, 8/20/2067[1,7,8]	81,478
1,775,100	2.206%, 10/20/2067[1,7,8]	199,063
619,899	2.318%, 10/20/2067[1,7,8]	75,766
1,669,713	2.162%, 11/20/2067[1,7,8]	152,789
1,576,166	2.306%, 1/20/2068[1,7,8]	192,150
2,374,319	1.237%, 2/20/2068[1,7,8]	230,508
863,865	1.719%, 3/20/2068[1,7,8]	41,204
3,341,107	1.512%, 6/20/2069[1,7,8]	199,762

See accompanying Notes to Financial Statements.

A3 Alternative Income Fund, (AAACX)

Schedule of Investments
As of March 31, 2021 (Unaudited) (continued)

Principal Amount		Value
	U.S. GOVERNMENT AND AGENCIES (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
	Government National Mortgage Association (Continued)
$3,985,289	1.502%, 7/20/2069[1,7,8]	$282,390
3,290,264	1.529%, 7/20/2069[1,7,8]	168,932
2,853,218	1.055%, 9/20/2069[1,7,8]	174,472
3,390,462	1.750%, 9/20/2069[1,7,8]	263,055
2,572,146	1.039%, 11/20/2069[1,7,8]	178,288
3,894,725	1.169%, 11/20/2069[1,7,8]	285,683
4,073,304	1.307%, 11/20/2069[1,7,8]	351,782
4,319,055	1.061%, 12/20/2069[1,7,8]	335,817
4,240,660	1.292%, 12/20/2069[1,7,8]	267,504
5,373,295	1.317%, 3/20/2070[1,7,8]	327,722
5,676,986	1.280%, 4/20/2070[1,7,8]	306,557
		7,632,795
	OTHER — 1.5%
200,000	United States Treasury Bond 1.625%, 11/15/2050	166,063
	TOTAL U.S. GOVERNMENT AND AGENCIES
	(Cost $8,422,448)	7,798,858

Number of Shares
	SHORT-TERM INVESTMENTS — 4.6%
529,257	Fidelity Investments Money Market Government Portfolio - Institutional Class, 0.01%[9,10]	529,257
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $529,257)	529,257

	TOTAL INVESTMENTS — 101.3%
	(Cost $12,327,892)	11,564,026
	Liabilities Less Other Assets — (1.3)%	(143,868)
	TOTAL NET ASSETS — 100.0%	$11,420,158

[1]	Callable.
[2]	The factor listed represents the repayment amount divided by the advance amount, quoted in a decimal format.
[3]	Level 3 securities fair valued under procedures established by the Board of Trustees. The total value of these securities is $127,625, which represents 1.1% of total net assets of the Fund.
[4]	The maturity date listed is an estimate of the anticipated timing of full repayment.
[5]	Restricted security. The total value of these securities is $127,625, which represents 1.1% of total net assets of the Fund.
[6]	Defaulted.
[7]	Interest-only security.
[8]	Variable rate security. Rate shown is the rate in effect as of period end.
[9]

All or a portion of this security is segregated as collateral for futures and other derivative instruments. The market value of the securities pledged as collateral was $1,013,157, which represents 8.9% of total net assets of the Fund. There were no futures and other derivative instruments at period end.

[10]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

A3 Alternative Income Fund, (AAACX)

Summary of Investments
As of March 31, 2021 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
U.S. Government and Agencies	68.3%
Closed-End Funds	21.4%
Real Estate Investment Trusts	4.3%
Cash and Other Assets and Liabilities	3.3%
Preferred Stocks	1.6%
Syndicated Participations	1.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

A3 Alternative Income Fund, (AAACX)

Statement of Assets and Liabilities
As of March 31, 2021 (Unaudited)

Assets:
Investments, at value (cost $12,327,892)	$11,564,026
Receivables:
Investment securities sold	45,861
Dividends and interest	185,299
Due from Adviser	20,537
Prepaid expenses	24,371
Total assets	11,840,094

Liabilities:
Payables:
Investment securities purchased	239,501
Fund shares redeemed	145,129
Audit and tax fees	13,740
Transfer agent fees and expenses	4,236
Chief Compliance Officer fees	3,992
Fund administration fees	3,862
Trustees’ fees and expenses	3,688
Custody fees	2,252
Fund accounting fees	1,646
Brokerage fees	77
Accrued other expenses	1,813
Total liabilities	419,936

Net Assets	$11,420,158

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$11,687,412
Total accumulated deficit	(267,254)
Net Assets	$11,420,158

Shares of beneficial interest issued and outstanding	1,140,819
Net asset value, offering, and redemption price per share	$10.01

See accompanying Notes to Financial Statements.

A3 Alternative Income Fund, (AAACX)

Statement of Operations
For the Six Months Ended March 31, 2021 (Unaudited)

Investment income:
Dividends	$32,473
Interest	316,471
Total investment income	348,944

Expenses:
Advisory fees	83,496
Legal fees	50,256
Chief Compliance Officer fees	25,191
Fund administration fees	18,643
Transfer agent fees and expenses	18,367
Miscellaneous fees	17,241
Audit and tax fees	14,821
Registration fees	12,835
Fund accounting fees	7,880
Insurance fees	7,825
Shareholder reporting fees	7,637
Trustees’ fees and expenses	7,480
Custody fees	6,711
Brokerage fees	450
Total expenses	278,833
Advisory fees waived and other expenses absorbed	(169,930)
Net expenses	108,903
Net investment income	240,041

Realized and Unrealized Gain (Loss):
Net realized gain on:
Investments	628,124
Futures contracts	256,215
Total net realized gain	884,339
Net change in unrealized appreciation/depreciation on investments	(1,153,527)
Net realized and unrealized loss	(269,188)

Net Decrease in Net Assets from Operations	$(29,147)

See accompanying Notes to Financial Statements.

A3 Alternative Income Fund, (AAACX)

Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2021 (Unaudited)	For the Year Ended September 30, 2020*
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$240,041	$428,392
Net realized gain (loss) on investments	884,339	(421,112)
Net change in unrealized appreciation/depreciation on investments	(1,153,527)	389,661
Net increase (decrease) in net assets resulting from operations	(29,147)	396,941

Distributions to shareholders:
Total distributions to shareholders	(245,923)	(396,121)

Capital Transactions:
Net proceeds from shares sold	1,102,545	10,136,006
Reinvestment of distributions	195,818	331,418
Cost of shares redeemed	(145,129)	(26,250)
Net increase in net assets from capital transactions	1,153,234	10,441,174

Total increase in net assets	878,164	10,441,994

Net Assets:
Beginning of period	10,541,994	100,000
End of period	$11,420,158	$10,541,994

Capital Share Transactions:
Shares sold	107,798	988,175
Shares reinvested	19,528	32,316
Shares redeemed	(14,498)	(2,500)
Net increase in capital share transactions	112,828	1,017,991

*

The Fund was organized with 10,000 shares of beneficial interest on August 29, 2019 for $100,000, which represents the seed investment made by the Principals of the Adviser. The Fund commenced operations on October 1, 2019.

See accompanying Notes to Financial Statements.

A3 Alternative Income Fund, (AAACX)

Statement of Cash Flows
For the Six Months Ended March 31, 2021 (Unaudited)

Cash flows provided by (used in) operating activities:
Net decrease in net assets from operations	$(29,147)
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investments	(6,758,507)
Sales of investments	4,198,141
Net amortization on investments	703,865
Net realized gain on investments	(628,124)
Return of capital dividends received on investments	61,748
Net realized gain on paydowns	(29,407)
Net change in unrealized appreciation/depreciation on investments	1,153,527
Change in short-term investments, net	(46,920)
(Increase)/Decrease in assets:
Investment securities sold	(45,861)
Dividends and interest	33,569
Due from Adviser	15,242
Prepaid expenses	(5,451)
Increase/(Decrease) in liabilities:
Investment securities purchased	239,501
Offering costs - Adviser	(4,256)
Audit and tax fees	(16,179)
Custody fees	(2,702)
Transfer agent fees and expenses	(4,547)
Fund administration fees	(932)
Chief Compliance Officer fees	191
Trustees’ fees and expenses	(20)
Fund accounting fees	(403)
Brokerage fees	77
Other accrued expenses	(7,330)
Distributions to shareholders	(17)
Net cash used in operating activities	(1,173,942)

Cash flows provided by (used in) financing activities:
Proceeds from shares sold, net of receivable for fund shares sold	1,102,545
Distributions paid to shareholders, net of reinvestments	(50,105)
Net cash provided by financing activities	1,052,440

Net Decrease in Cash and Restricted Cash	(121,502)

Cash and Restricted Cash:
Beginning of period	121,502
End of period	$—

Non-cash financing activities not included herein consist of $195,818 of reinvested dividends.

See accompanying Notes to Financial Statements.

A3 Alternative Income Fund, (AAACX)

Financial Highlights

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Six Months Ended March 31, 2021 (Unaudited)	For the Year Ended September 30, 2020*
Net asset value, beginning of period	$10.25	$10.00
Income from Investment Operations:
Net investment income[1]	0.22	0.68
Net realized and unrealized gain (loss)	(0.24)	0.16
Total from investment operations	(0.02)	0.84

Less Distributions:
From net investment income	(0.22)	(0.59)

Net asset value, end of period	$10.01	$10.25

Total return[2]	(0.16)%[3]	8.52%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$11,420	$10,542

Ratio of expenses to average net assets (including brokerage fees):
Before fees waived	5.00%[4,5]	7.99%[5]
After fees waived	1.95%[4,5]	1.95%[5]
Ratio of net investment income to average net assets (including brokerage fees):
Before fees waived	1.25%[4]	0.53%
After fees waived	4.30%[4]	6.57%

Portfolio turnover rate	42%[3]	89%

*

The Fund was organized with 10,000 shares of beneficial interest on August 29, 2019 for $100,000, which represents the seed investment made by the Principals of the Adviser. The Fund commenced operations on October 1, 2019.

[1]	Based on average shares outstanding for the period.

[2]

Total returns would have been lower had expenses not been waived by the investment advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares

[3]	Not annualized.

[4]	Annualized.

[5]	Ratio of brokerage fees to average net assets was less than 0.005%.

See accompanying Notes to Financial Statements.

A3 Alternative Income Fund, (AAACX)

Notes to Financial Statements
March 31, 2021 (Unaudited)

1. Organization

The A3 Alternative Income Fund (the “Fund”), formerly known as the A3 Alternative Credit Fund, is a continuously offered, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and organized as a Delaware statutory trust on May 9, 2019. The Fund operates as an interval fund. A3 Financial Investments, LLC serves as the investment adviser (the “Adviser”) of the Fund. The Fund’s investment objective is to seek total return through investments that offer regular income or the potential for price and capital appreciation. The Fund commenced operations on October 1, 2019.

The Fund expects to invest primarily in income-generating assets and will seek the best available risk-adjusted opportunities in fixed income that offer the potential for both stable, regular cash flows and price appreciation.

2. Significant Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies and Accounting Standards Update 2013-08. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. However, for daily net asset value (“NAV”) determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount using the effective interest method.

Realized gains and losses on investment transactions are determined using cost calculated on a specific identification basis. Paydown gains and losses are recorded as an adjustment to interest income in the Statement of Operations. Dividends are recorded on the ex-dividend date. Distributions from private investments that represent returns of capital in excess of cumulative profits and losses are credited to investment cost rather than investment income.

Federal Income Taxes

The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. As so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund that did not meet the “more likely than not” standard as of March 31, 2021.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of March 31, 2021, the Fund did not have any interest or penalties associated with the underpayment of any income taxes.

Distributions to Shareholders

Distributions are paid at least quarterly on the Fund’s shares of beneficial interest (“Shares”) in amounts representing substantially all of the Fund’s net investment income, if any, earned each year. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including capital loss carryover); however, it may distribute any excess annually to its shareholders.

A3 Alternative Income Fund, (AAACX)

Notes to Financial Statements
March 31, 2021 (Unaudited) (continued)

2. Significant Accounting Policies (continued)

The exact amount of distributable income for each fiscal year can only be determined at the end of the Fund’s fiscal year. Under Section 19 of the Investment Company Act, the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Reverse Mortgages

The Fund may invest in securities that reflect an interest in reverse mortgages, including Collateralized Mortgage Obligations (“CMOs”). Investments of this type may be accrual in nature and may be insured by the Government National Mortgage Association. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence. Reverse mortgages are subject to different risks than traditional mortgages because the repayment for the loans is uncertain and may occur sooner or later than anticipated based on the life-span of the homeowner.

CMOs are typically privately offered and sold, which means that less information about the security may be available as compared to publicly offered securities or exchange listed securities and only certain institutions may buy and sell them. As a result, investments in CMOs may be characterized by the Fund as illiquid securities. The Fund invested in CMOs during the six months ended March 31, 2021.

Collateralized Loan Obligations and Collateralized Debt Obligations

The Fund may invest in or gain exposure to CLOs and Collateralized Debt Obligations (“CDOs”). CLOs and CDOs are created by the grouping of certain private loans and other lender assets/collateral into pools. A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities. Interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics. Some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

CLOs and CDOs are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in CLOs and CDOs may be characterized by the Fund as illiquid securities. An active dealer market may exist for CLOs and CDOs that can be resold in Rule 144A transactions, but there can be no assurance that such a market will exist or will be active enough for the Fund to sell such securities. The Fund invested in CLOs and CDOs via dedicated strategy closed end funds during the year ended March 31, 2021.

Syndicated Participations

The Fund may invest in syndicated participations, which are typically loans or advances to corporate entities originated by one or more lenders, and then traded in the secondary market. The primary risk of a syndicated participations is the creditworthiness of the corporate borrower. The market for syndicated participations may not be highly liquid and the Fund may have difficulty selling them. These investments primarily expose the Fund to the credit risk of the underlying borrower, but they also expose the Fund to certain risks associated with the loan agent. Syndicated participations settle on a delayed basis, potentially leading to the sale proceeds of such participation not being available to meet redemptions for a substantial period of time after the sale of the investment. Certain syndicated participations may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions. The Fund invested in syndicated participations during the six months ended March 31, 2021.

A3 Alternative Income Fund, (AAACX)

Notes to Financial Statements
March 31, 2021 (Unaudited) (continued)

2. Significant Accounting Policies (continued)

Valuation of Investments

The Fund’s Valuation Committee (“Valuation Committee”) oversees the valuation of the Fund’s investments on behalf of the Fund. The Board of Trustees of the Fund (the “Board”) has approved the valuation policies and procedures for the Fund (the “Valuation Procedures”). Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on a day the Fund will calculate its net asset value as of the close of business on each day that the New York Stock Exchange is open for business and at such other times as the Board shall determine (each a “Determination Date” or at approximately 4:00 pm U.S. Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the Determination Date, the mean between the closing bid and asked prices and if no asked price is available, at the bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price (which is the last trade price at or before 4:00:02 p.m. U.S. Eastern Time adjusted up to NASDAQ’s best offer price if the last trade price is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price) will be used.

Fixed income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer supplied mean quotations or mean quotations from a recognized pricing service. The independent pricing agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Matrix pricing determines a security’s value by taking into account such factors as security prices, yields, maturities, call features, ratings and developments relating to comparable securities. Debt obligations with remaining maturities of sixty days or less when originally acquired will be valued at their amortized cost, which approximates fair market value.

CMOs are not traded on a national securities exchange and instead may be valued utilizing a market approach. The market approach is a method of determining the valuation of a security based on the selling pricing of similar securities. The types of factors that may be taken into account in pricing CMOs, such as reverse mortgages, include: the yield and spread of similar CMOs where pricing is available in the market; the riskiness and characteristics of the underlying pool of loans; features of the CMO, including weighted average life, investment size and weighted average spread of the underlying loans.

CLOs are not traded on a national securities exchange and instead are valued utilizing a market approach. The market approach is a method of determining the valuation of a security based on the selling price of similar securities. The types of factors that may be taken into account in pricing CLOs include: the yield of similar CLOs where pricing is available in the market; the riskiness of the underlying pool of loans; features of the CLO, including weighted average life test, liability pricing, management fees, covenant cushions, weighted average spread of underlying loans and net asset value.

Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or other non-exchange traded instruments. Due to the lack of centralized information and trading, the valuation of loans and other non-exchange traded instruments carries more risk than that of publicly traded common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value instruments differently than the Fund. As a result, the Fund may be subject to the risk that when a non-exchange traded instrument is sold in the market, the amount received by the Fund is less than the value that such security is carried at on the Fund’s books.

The values of some of the assets in the Fund’s portfolio are not readily determinable. The Adviser values these assets at fair value, as determined in good faith by the Adviser, subject to the oversight of the Board. Because such valuations are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Adviser’s determinations of fair value may differ from the values that would have been used if a ready market for these assets existed or from the prices at which trades occur. Furthermore, the Adviser may not obtain third-party valuations for all of the Fund’s assets. Changes in the fair value of the Fund’s assets directly impact the Fund’s net income and the Fund’s NAV through recording unrealized appreciation or depreciation of its investments and derivative instruments, and so the Adviser’s determination of fair value has a material impact on the Fund’s net income and the Fund’s NAV.

While in many cases the Adviser ‘s determination of the fair value of the Fund’s assets is based on valuations provided by third-party dealers and pricing services, the Adviser can and does value assets based upon its judgment and such valuations may differ from those provided by third-party dealers and pricing services. Valuations of certain assets are often difficult to obtain or are unreliable. In general, dealers and pricing services heavily disclaim their valuations. Additionally, dealers may claim to furnish valuations only as an accommodation and without special compensation, and so they may disclaim any and

A3 Alternative Income Fund, (AAACX)

Notes to Financial Statements
March 31, 2021 (Unaudited) (continued)

2. Significant Accounting Policies (continued)

all liability for any direct, incidental, or consequential damages arising out of any inaccuracy or incompleteness in valuations, including any act of negligence or breach of any warranty. Depending on the complexity and illiquidity of an asset, valuations of the same asset can vary substantially from one dealer or pricing service to another. Higher valuations of the Fund’s assets have the effect of increasing the amount of management fees the Fund pays to the Adviser. Therefore, conflicts of interest exist because the Adviser is involved in the determination of the fair value of the Fund’s assets.

The prices provided by a pricing service or independent dealers or the fair value determinations made by the Valuation Committee of the Board of Trustees may be different from the prices used by other funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available. Pricing services that value fixed-income securities generally utilize a range of market-based and security specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Investments may transact in a negotiated manner via appointment, auction, offer or bid wanted in competition. Transaction price and valuation may vary by position size, asset type, investment holding period constraints and modeled cash flow assumptions. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers. Pricing services generally value debt securities assuming orderly transactions of an institutional size, but such securities may be held or transactions may be conducted in such securities in smaller sizes. Investment size can influence price in negotiated markets and result in the same security having a wide range of prices. Standalone smaller investment positions often trade at lower prices than larger institutional positions. The Fund’s investments in certain fixed-income instruments purchased in smaller sized transactions may contribute positively to the Fund’s performance. As Fund asset levels increase, similar smaller sized transactions, if any, may not have the same relative impact on the Fund’s performance and are not anticipated to have the same relative impact on the Fund’s future performance.

Repurchase Offers

The Fund is a closed-end investment company structured as an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at NAV, of no less than 5% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares each quarter, and there is no guarantee that shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. Under current regulations, such offers must be for not less than 5% nor more than 25% of the Fund’s Shares outstanding on the repurchase request deadline. If shareholders tender for repurchase more than the repurchase offer amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

Derivatives and Hedging Disclosures

GAAP requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance, and cash flows. As of March 31, 2021, the Fund had no open derivative instruments and therefore there was no impact to the Statement of Assets and Liabilities. The limited use of derivatives by the Fund during the six months ended March 31, 2021 was related to futures contracts and resulted in a net realized gain of $256,215, which is reflected on the Statement of Operations. During the period, the Fund traded futures contracts, the average notional amount was as follows:

Derivatives not designated as hedging instruments		Long Futures Contracts
Interest rate contracts	Notional Amount	$161,092

A3 Alternative Income Fund, (AAACX)

Notes to Financial Statements
March 31, 2021 (Unaudited) (continued)

3. Principal Risks

Non-Diversified Status

The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more securities are allocated a relatively large percentage of the Fund’s assets, losses suffered by such securities could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of securities. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Limited Liquidity

Shares in the Fund provide limited liquidity since shareholders will not be able to redeem Shares on a daily basis. A shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

Credit Risk

There is a risk that debt issuers will not make payments, resulting in losses to the Fund. In addition, the credit quality of a debt instrument by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a debt instrument and thereby in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the debt instrument. Default, or the market’s perception that an issuer is likely to default, could reduce the value of a debt instrument, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Market and Geopolitical Risk

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Interest Rate Risk

Typically, a rise in interest rates causes a decline in the value of debt securities and loans, and as a result the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities and loans. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments) and extension risk (the debtor may pay its obligation later than expected, increasing a securities maturity). These risks could affect the value of a particular investment, possibly causing the Fund’s NAV and total return to be reduced and fluctuate more than other types of investments

A3 Alternative Income Fund, (AAACX)

Notes to Financial Statements
March 31, 2021 (Unaudited) (continued)

3. Principal Risks (continued)

Asset-Backed and Mortgage-Backed Security Risk

Prepayment risk is associated with mortgage-backed and asset-backed securities including CMOs. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund’s Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. Certain mortgage-backed securities may be secured by pools of mortgages on single-family properties, multi-family properties, and/or commercial properties. Similarly, asset-backed securities may be secured by pools of loans, such as student loans, automobile loans and credit card receivables. The credit risk on such securities is affected by homeowners or borrowers defaulting on their loans. The values of assets underlying mortgage-backed and asset-backed securities may decline and, therefore, may not be adequate to cover underlying investors. Mortgage-backed securities and other securities issued by participants in housing and commercial real estate finance, as well as other real estate-related markets experienced extraordinary weakness and volatility in the aftermath of the 2007-2008 financial crisis. Possible legislation in the area of residential mortgages, credit cards and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. To the extent the Fund focuses its investments in particular types of mortgage-backed or asset-backed securities, the Fund may be more susceptible to risk factors affecting such types of securities. Certain ABS and MBS that the Fund acquires are subordinated in cash flow priority to other more “senior” securities of the same securitization. The exposure to defaults on the underlying mortgages is severely magnified in subordinated securities. Certain subordinated securities (“first loss securities”) absorb all losses from default before any other class of securities is at risk. Such securities therefore are considered to be highly speculative investments.

Syndicated Loans and Participations Risk

The Fund’s investment program may include significant amounts of syndicated loans and participations. These obligations are subject to unique risks, including (i) the possible avoidance of an investment transaction as a “preferential transfer,” “fraudulent conveyance” or “fraudulent transfer,” among other avoidance actions, under relevant bankruptcy, insolvency and/or creditors’ rights laws, (ii) so-called “lender liability” claims by the issuer of the obligations, (iii) environmental liabilities that may arise with respect to collateral securing the obligations, (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations and (v) the contractual nature of participations where the Fund takes on the credit risk of the agent bank rather than the actual borrower.

The Fund may acquire interests in loans or advances either directly (by way of assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a contracting party under the loan agreement with respect to the loan; however, its rights can be more restricted than those of the assigning institution. Participations in a portion of a loan or advance typically result in a contractual relationship only with the institution participating out the interest and not with the obligor. The Fund would, in such a case, have the right to receive payments of principal and interest to which it is entitled only from the institution selling the participation, and not directly from the obligor, and only upon receipt by such institution of such payments from the obligor. As the owner of a participation, the Fund generally will have no right to enforce compliance by the obligor with the terms of the agreement or to vote on amendments to the agreement, nor any rights of set-off against the obligor, and the Fund may not directly benefit from collateral supporting the loan in which it has purchased the participation. In addition, in the event of the insolvency of the selling institution, the Fund may be treated as a general creditor of such selling institution, and may not have any exclusive or senior claim with respect to the selling institution’s interest in, or the collateral with respect to, the applicable loan. Consequently, the Fund will assume the credit risk of both the obligor and the institution selling the participation to the Fund. As a result, concentrations of participations from any one selling institution subject the Fund to an additional degree of risk with respect to defaults by such selling institution.

The Fund may be subject to risks associated with syndicated loans and participations. Under the documentation for syndicated loans, a financial institution or other entity typically is designated as the administrative agent and/or collateral agent. This agent is granted a lien on any collateral on behalf of the other lenders and distributes payments on the indebtedness as they are received. The agent is the party responsible for administering and enforcing the loan and generally may take actions only in accordance with the instructions of a majority or two-thirds in commitments and/or principal amount of the associated indebtedness. In most cases for the Fund’s syndicated loan investments, the Fund does not expect to hold a sufficient amount of the indebtedness to be able to compel any actions by the agent. Consequently, the Fund would only be able to direct such

A3 Alternative Income Fund, (AAACX)

Notes to Financial Statements
March 31, 2021 (Unaudited) (continued)

3. Principal Risks (continued)

actions if instructions from the Fund were made in conjunction with other holders of associated indebtedness that together with the Fund compose the requisite percentage of the related indebtedness then entitled to take action. Conversely, if holders of the required amount of the associated indebtedness other than the Fund desire to take certain actions, such actions may be taken even if the Fund did not support such actions. Furthermore, if a syndicated loan is subordinated to one or more senior loans made to the applicable obligor, the ability of the Fund to exercise such rights may be subordinated to the exercise of such rights by the senior lenders. Whenever the Fund is unable to direct such actions, the parties taking such actions may not have interests that are aligned with us, and the actions taken may not be in the Fund’s best interests. In addition, the Fund’s ability to direct such actions may be limited by the tax rules governing publicly traded partnerships.

If an investment is a syndicated revolving loan or delayed drawdown loan, other lenders may fail to satisfy their full contractual funding commitments for such loan, which could create a breach of contract, result in a lawsuit by the obligor against the lenders and adversely affect the fair market value of the Fund’s investment.

There is a risk that a loan or participation agent may become bankrupt or insolvent. Such an event would delay, and possibly impair, any enforcement actions undertaken by holders of the associated indebtedness, including attempts to realize upon the collateral securing the associated indebtedness and/or direct the agent to take actions against the related obligor or the collateral securing the associated indebtedness and actions to realize on proceeds of payments made by obligors that are in the possession or control of any other financial institution. In addition, the Fund may be unable to remove the agent in circumstances in which removal would be in the Fund’s best interests. Moreover, agented loans typically allow for the agent to resign with certain advance notice, and the Fund may not find a replacement agent on a timely basis, or at all, in order to protect its investment.

LIBOR Risk

Certain of the Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On March 5, 2021, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced the timeline for the cessation of all LIBOR benchmarks. All LIBOR benchmarks related to sterling, euro, Swiss franc and Japanese yen and the 1-week and 2-month US dollar settings will permanently cease immediately after December 31, 2021, and the remaining US dollar settings will cease immediately after June 30, 2023. The transition away from Reference Rates may lead to increased volatility and illiquidity in markets that are tied to such Reference Rates and reduced values of Reference Rate-related instruments. This announcement and any additional regulatory or market changes that occur as a result of the transition away from Reference Rates may have an adverse impact on a Fund’s investments, performance or financial condition.

4. Investment Advisory and Other Agreements

A3 Financial Investments, LLC serves as the Fund’s investment adviser pursuant to a management agreement with the Fund that has an initial two-year term and is subject to annual renewal thereafter by the Fund’s Board of Trustees (the “Board”). The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is entitled to receive a monthly fee at the annual rate of 1.50% of the Fund’s average daily net assets (the “Advisory Fee”).

The Adviser and the Fund have entered into an operating expenses limitation agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed, until at least January 31, 2022, to pay or absorb the ordinary operating expenses of the Fund (excluding (i) interest expenses and dividends on short sales, and any fees and expenses incurred in connection with credit facilities including any commitment fees on borrowings, if any, obtained by the Fund; (ii) transaction costs and other expenses incurred in connection with the acquisition, financing, maintenance, and disposition of the Fund’s investments and prospective investments, including without limitation bank and custody fees, brokerage commissions, legal, data, consulting and due diligence costs, servicing and property management costs, collateral valuations, liquidation and custody costs; (iii) acquired fund fees and expenses; (iv) taxes; and (v) extraordinary expenses including but not limited to litigation costs) to the extent that its management fees plus applicable distribution and shareholder servicing fees and the Fund’s ordinary operating expenses would otherwise exceed, on a year-to-date basis, 1.95% per annum of the Fund’s average daily net assets.

A3 Alternative Income Fund, (AAACX)

Notes to Financial Statements
March 31, 2021 (Unaudited) (continued)

4. Investment Advisory and Other Agreements (continued)

For the six months ended March 31, 2021, the Adviser waived fees and reimbursed expenses totaling $169,930. For a period not to exceed three years from the date on which advisory fees are waived or Fund expenses were absorbed by the Adviser, the Adviser may recoup amounts waived or absorbed, provided it is able to effect such recoupment and remain in compliance with (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, and (b) the limitation on Fund expenses at the time of the recoupment. At March 31, 2021 the amount of these potentially recoverable expenses is $586,917 expiring on the dates below:

August 29, 2022	$23,003
September 30, 2023	393,984
September 30, 2024	169,930
Total	$586,917

Foreside Financial Services, LLC serves as the Fund’s distributor (the “Distributor”) and Foreside Fund Officer Services, LLC provides Chief Compliance Officer (“CCO”) services to the Fund; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator; UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for services provided for the six months ended March 31, 2021, are reported on the Statement of Operations.

Certain officers and a Trustee of the Fund are employees of the Adviser or affiliated with the Distributor.

5. Control Ownership

The beneficial ownership, either directly or indirectly, of more than twenty-five percent (25%) of the voting securities creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of March 31, 2021, Anthony R. Bosch, a Trustee of the Fund, had ownership in the Fund in the amount of 31.85%. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by Shareholders of the Fund.

6. Fair Value of Investments

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

●	Level 1 – Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

●	Level 2 – Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

●	Level 3 – Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainly of valuation, estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Adviser in determining fair value is greatest for investments categorized in Level 3.

A3 Alternative Income Fund, (AAACX)

Notes to Financial Statements
March 31, 2021 (Unaudited) (continued)

6. Fair Value of Investments (continued)

The Fund’s assets recorded at fair value have been categorized based on a fair value hierarchy as described in the Fund’s significant accounting policies. The following table presents information about the Fund’s assets and liabilities measured at fair value as of March 31, 2021:

	Level 1	Level 2	Level 3	Total
Investments
Closed-end Funds	$2,437,730	$—	$—	$2,437,730
Preferred Stocks	175,968	—	—	175,968
Real Estate Investment Trusts	494,588	—	—	494,588
Syndicated Participations	—	—	127,625	127,625
U.S. Government and Agencies	—	7,798,858	—	7,798,858
Short-Term Investments	529,257	—	—	529,257
Total Investments	$3,637,543	$7,798,858	$127,625	$11,564,026

All transfers between fair value levels are recognized by the Fund at the end of each reporting period.

The following table presents the changes in assets and transfers in and out which are classified in Level 3 of the fair value hierarchy for the six months ended March 31, 2021:

	Corporate Bonds	Syndicated Participations
October 1, 2020	$358,871	$254,031
Transfers In	—	—
Transfers Out	—	—
Purchases	—	170,358
Sales	(366,250)	—
Principal paydowns	—	(229,595)
Realized gains (losses)	6,250	24,963
Change in unrealized appreciation (depreciation)	—	(122,026)
Amortization	1,129	29,894
March 31, 2021	$—	$127,625

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of March 31, 2021.

Investments	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs
Syndicated Participations	$127,625	Income Approach	Factor Rate	1.30 – 1.40

7. Capital Stock

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares. The minimum initial investment in the Fund by any investor is $100,000. However, there are no initial or subsequent investment minimums for accounts maintained by financial institutions (such as registered investment advisers and trusts) for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans (e.g., 401(k) or 457(b) retirement plans; (3) mutual fund platforms; and (4) consulting firms. In addition, there is no initial or subsequent investment

A3 Alternative Income Fund, (AAACX)

Notes to Financial Statements
March 31, 2021 (Unaudited) (continued)

7. Capital Stock (continued)

minimum for Trustees or officers of the Fund, directors, officers and employees of the Adviser or Distributor or any of their affiliates. Minimum investment amounts may be waived in the discretion of the Fund or the Adviser. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use commercially reasonable efforts to sell the shares.

A substantial portion of the Fund’s investments will be illiquid. For this reason, the Fund is structured as a closed-end interval fund, which means that the shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares. For each repurchase offer the Board will set an amount between 5% and 25% of the Fund’s Shares based on relevant factors, including the liquidity of the Fund’s positions and the shareholders’ desire for liquidity. A shareholder whose Shares (or a portion thereof) are repurchased by the Fund will not be entitled to a return of any sales charge that was charged in connection with the shareholder’s purchase of the Shares.

Pursuant to Rule 23c-3 under the Investment Company Act, on a quarterly basis, the Fund offers to repurchase at NAV per share determined as of the close of regular trading on the New York Stock Exchange no later than the 14th day after the repurchase offer ends, or the next business day if the 14th day is not a business day. The results of the repurchase offers conducted for the six months ended March 31, 2021 are as follows:

Commencement Date	November 13, 2020	February 12, 2021
Repurchase Request	December 17, 2020	March 17, 2021
Repurchase Pricing date	December 31, 2020	March 31, 2021

Net Asset Value as of Repurchase Offer Date	$10.08	$10.01
Amount Repurchased	$0	$145,129
Percentage of Outstanding Shares Repurchased	0%	1.25%

8. Federal Income Taxes

At March 31, 2021, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$12,328,390
Gross unrealized appreciation	91,561
Gross unrealized depreciation	(855,925)
Net unrealized depreciation on investments	$(764,364)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing difference in recognizing certain gains and losses in security transitions.

As of September 30, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$40,121
Undistributed long-term capital gains	—
Accumulated capital and other losses	(421,351)
Organizational costs deferral	(613)
Unrealized appreciation on investments	389,659
Total distributable earnings	$7,816

A3 Alternative Income Fund, (AAACX)

Notes to Financial Statements
March 31, 2021 (Unaudited) (continued)

8. Federal Income Taxes (continued)

As of September 30, 2020, the Fund had non-expiring short-term capital loss carryforward of $402,522 and non-expiring long-term capital loss carryforward of $18,829. To the extent that the fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations.

The tax character of distributions paid during the fiscal year ended September 30, 2020 was as follows:

2020
Distribution paid from:
Ordinary income	$396,121
Net long-term capital gains	—
Total distributions paid	$396,121

9. Investments in Restricted Securities

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objectives and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

Additional information on each restricted security held by the Fund on March 31, 2021 is as follows:

Security	Initial Acquisition Date	Amount or Units	Cost	Fair Value	% of Net Assets
Global Merchant Cash, Inc., 1.30, 6/22/2021	9/25/2020	90,309	$79,116	$17,538	0.15%
Global Merchant Cash, Inc., 1.39, 6/22/2021	9/25/2020	29,967	26,518	6,035	0.05%
Global Merchant Cash, Inc., 1.32, 7/11/2021	10/16/2020	25,740	22,422	20,379	0.18%
Global Merchant Cash, Inc., 1.30, 7/18/2021	10/22/2020	28,167	24,639	22,750	0.20%
Global Merchant Cash, Inc., 1.36, 8/11/2021	10/21/2020	15,667	13,525	12,441	0.11%
Global Merchant Cash, Inc., 1.39, 9/3/2021	1/22/2020	4,364	4,015	3,509	0.03%
Global Merchant Cash, Inc., 1.33, 9/23/2021	11/3/2020	30,917	25,991	23,917	0.21%
Global Merchant Cash, Inc., 1.30, 10/15/2021	5/12/2020	29,927	27,520	6,042	0.05%
Global Merchant Cash, Inc., 1.40, 12/21/2021	2/28/2020	65,100	52,080	13,020	0.11%
Global Merchant Cash, Inc., 1.35, 12/31/2021	4/13/2020	6,230	5,732	1,994	0.02%

10. Investment Transactions

For the six months ended March 31, 2021, purchases and sales of investments, excluding short-term investments, were $6,758,507 and $4,198,141, respectively.

11. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

A3 Alternative Income Fund, (AAACX)

Notes to Financial Statements
March 31, 2021 (Unaudited) (continued)

12. New Accounting Pronouncement

In March 2017, the FASB issued Accounting Standards Update (“ASU”) No. 2017-08 “Premium Amortization on Purchased Callable Debt Securities” which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. This ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. However, early adoption is permitted. The amendments in this ASU should be applied on a modified retrospective basis through a cumulative-effect adjustment directly to retained earnings as of the beginning of the period of adoption. Management has evaluated the implications of ASU No. 2017-08 and has adopted all aspects related to the amortization period for purchased callable debt securities held at a premium starting in the reporting period ended September 30, 2020 and the adoption has no impact to the Fund’s financial statements.

13. Change in Independent Public Accountant

On December 18, 2020, the Fund, by action of the Audit Committee of the Board, approved BBD, LLP (“BBD”) to serve as the independent registered public accounting firm to audit the financial statements of the Fund for the fiscal year ending September 30, 2021. Previously, Cohen & Company, Ltd. (“Cohen”) served as the independent registered public accounting firm to the Fund.

Cohen’s report on the financial statements for the Fund for the fiscal year ended September 30, 2020 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During such fiscal year there were no (i) disagreements with Cohen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cohen, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such years, nor (ii) “reportable events” of the kinds described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

During the fiscal year ended September 30, 2020, neither the Fund nor anyone on behalf of the Fund had consulted BBD, LLP on items that concerned (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on an Fund’s financial statements, or (b) the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and related instructions) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K). The selection of BBD does not reflect any disagreements or dissatisfaction by the Fund, the Board, or the Audit Committee with the performance of Cohen.

14. Subsequent Events

In preparing these financial statements, management has evaluated subsequent events through the date of issuance of the financial statements included herein.

The Fund commenced a repurchase offer May 14, 2021 as follows:

Commencement Date	May 14, 2021
Repurchase Request	June 16, 2021
Repurchase Pricing date	June 30, 2021

There have been no other subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statements.

A3 Alternative Income Fund, (AAACX)

Other Information
March 31, 2021 (Unaudited)

Board Considerations Regarding Approval of Management Agreement

At a meeting held on March 23, 2021, the Board of Trustees of the Fund (the “Board”), including a majority of Trustees who are not “interested persons” as that term is defined under the Investment Company Act of 1940, as amended, reviewed and approved the Management Agreement (the “Management Agreement”) between the Fund and A3 Financial Investments, LLC (the “Adviser”).

The Board was assisted by independent legal counsel throughout the Management Agreement review process. The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each factor considered. The Board’s conclusions were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee might have afforded different weight to the various factors in reaching his or her conclusions with respect to the approval of the Management Agreement.

Nature, Extent and Quality of Services. The Board considered that the Adviser was formed in 2019 for the purpose of offering clients the opportunity to gain exposure to alternative and niche investment products. The Board considered that the Adviser provided investment analysis, asset management, trading and compliance services to the Fund, and utilized both qualitative and quantitative techniques in the asset selection process. The Board expressed satisfaction with the breadth and depth of knowledge and experience of the Adviser’s management team. The Board considered the compliance and risk mitigation procedures of the Adviser, noting that the Adviser had recently invested in a new compliance software. The Board discussed a recent regulatory exam undergone by the Adviser, noting that it had not resulted in any deficiencies. After discussion, the Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to perform its duties and that the nature, overall quality and extent of the management services that it would provide to the Fund would be satisfactory.

Performance. The Board noted that although the Fund performed mostly in line with its benchmark for the inception to date period (the Fund had a net return of 8.58% vs. 9.73% for the benchmark), the Fund lagged its benchmark for calendar year 2020 (the Fund had a net return of 4.88% vs 9.20% for the benchmark). The Board considered that the Fund produced positive absolute returns during both periods. The Board considered the Adviser’s statements that the Fund underperformed its benchmark during the fourth quarter of 2020 because the Fund was concentrated in certain asset classes, which the Adviser believed would perform in the long term. After further discussion, the Board agreed that the performance of the Fund was satisfactory, and the Adviser had produced reasonable results for the Fund and its shareholders.

Fees and Expenses. The Board noted that the Adviser’s management fee was 1.50%, which was in line with the median and average fee (excluding any incentive fees) of the Adviser-selected peer group. The Board considered that the net expense ratio for the Fund, which was 1.95% was lower than the peer group median and average, but higher than the Morningstar category median and average. The Board considered that, according to the Adviser, the peer group appeared to provide a better comparison with similar funds than did the Morningstar category. The Board acknowledged that the Adviser may incur interest on borrowed funds which would increase its expense ratio to approximately 2.95%, however, 2.95% was still below the peer group median and average expense ratio. The Board considered that as of the Fund’s most recent annual update dated December 22, 2020, the expense ratio for the Fund, including acquired fund fees and expenses, was 3.21% after fee waiver and reimbursement. The Board concluded that the Adviser’s management fee and the Fund’s expense ratio were not unreasonable.

Profitability. The Board discussed that the Adviser did not derive any profits from managing the Fund. The Board concluded that excessive profitability from the Adviser’s relationship with the Fund was not an issue at this time.

Economies of Scale. The Board noted that economies of scale had not yet been reached for the Fund. The Board discussed future opportunities for breakpoints as the assets of the Fund grew.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of independent counsel, the Board determined that approval of the Management Agreement was in the best interests of the Fund and its future shareholders.

A3 Alternative Income Fund, (AAACX)

Other Information
March 31, 2021 (Unaudited) (continued)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30, no later than August 31. The Fund’s Form N-PX filing and a description of the Fund’s proxy voting policies and procedures are available: (i) without charge, upon request, by calling the Fund at (877) 774-7724 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT (previously as Form N-Q). The Fund’s Form N-PORT and Form N-Q is available, without charge and upon request, on the SEC’s website at www.sec.gov.

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Investment Adviser

A3 Financial Investments, LLC
90 Madison Street, Suite 303
Denver, Colorado 80206
www.a3.financial

Custodian

UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Administrator, Transfer Agent, and Fund Accountant

UMB Fund Services
235 W. Galena Street
Milwaukee, WI 53212-3949
Phone: (414) 299-2200

Distributor

Foreside Financial Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

Independent Registered Public Accounting Firm

BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to semi-annual reports.

Item 6. Investments.

See the Semi-Annual Report to Shareholders under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item. The submission of shareholder proposals which require a vote of all shareholders will be handled in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”). No such proposals were received.

Item 11. Controls and Procedures.

(a)	The registrant’s President (Principal Executive Officer) and Treasurer (Principal Financial Officer) have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Exchange Act.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the most recent fiscal half-year period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1) Not applicable to semi-annual reports.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	A3 Alternative Income Fund

By (Signature and Title)*
/s/Anthony R. Bosch
Anthony R. Bosch
(President and Principal Executive Officer)

Date	June 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By (Signature and Title)*	/s/Anthony R. Bosch
Anthony R. Bosch
(President and Principal Executive Officer)

Date	June 9, 2021

By (Signature and Title)*	/s/Matthew DuPree
Matthew DuPree
(Treasurer and Principal Financial Officer)

Date	June 9, 2021